UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 22, 2009
Date of Report (Date of Earliest Event Reported)

CONVERA CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	000-31989	54-1987541
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1919 GALLOWS ROAD, SUITE 1050
VIENNA, VIRGINIA 22182
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(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Agreement

    On September 22, 2009, Convera Corporation (“Convera”) and its wholly owned subsidiaries B2BNetSearch, Inc., a Delaware corporation (“B2B”), and Convera Technologies, LLC, a Delaware limited liability company (“Technologies”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amendment”) with Vertical Search Works, Inc., a Delaware corporation (“VSW”), VSW1, Inc., a Delaware corporation and a wholly-owned subsidiary of VSW (“VSW1”), VSW2, Inc., a Delaware corporation and a wholly-owned subsidiary of VSW1 (“VSW2”), and Firstlight Online Limited, a UK company and a wholly-owned subsidiary of VSW2 (“Firstlight”; together with VSW, VSW1 and VSW2, the “VSW Entities”), which amends and restates the Agreement and Plan of Merger dated May 29, 2009 among Convera, B2B and Firstlight (the “Merger Agreement”).  VSW and its subsidiaries are in the business of online advertising sales and marketing.

    Pursuant to the Merger Agreement, unless the form of combination is modified, B2B will merge with and into an indirect wholly-owned subsidiary of Firstlight, which is owned by a wholly-owned direct subsidiary of Firstlight or a surviving company of Firstlight after Firstlight’s  restructuring.  Pursuant to the Amendment, B2B and Technologies will each merge with and into VSW2, the direct parent company of Firstlight after Firstlight’s restructuring, with VSW2 as the surviving corporation.  As a result of the merger, Convera will own one-third of the total outstanding shares of VSW common stock.  In addition, the Amendment also amends the Merger Agreement in the following principal areas:

    (1)           The Amendment reflects the internal restructuring of Convera and adds Technologies as a party.  In the Convera restructuring, Convera will contribute prior to the closing its entire operating business (other than Technologies) to B2B by assignment of all the operating business (with a few exceptions as specified in the Amendment) and business of Convera and its subsidiaries (other than Technologies), plus certain cash, to Technologies, and B2B will assume all the liabilities from Convera and its subsidiaries (other than Technologies) pursuant to a contribution agreement to be entered into between Convera and B2B prior to the closing.  In the Amendment, Technologies makes the same representations and warranties as made by Convera and B2B in the Merger Agreement and agrees to make the same indemnifications to the VSW Entities jointly and severally with Convera and B2B.  In addition, Convera, B2B and Technologies represent that the Convera restructuring is in compliance with all applicable laws and obligations of Convera, B2B and Technologies.

    (2)           The Amendment reflects the internal restructuring of Firstlight and adds VSW, VSW1 and VSW2 as parties.  In the Firstlight restructuring, the VSW Entities, the direct owners of VSW immediately prior to the closing and their related entities will restructure their business and operations prior to the closing to establish the organization structure and capitalization of the VSW Entities as described above in this report.  In the Amendment, each VSW Entity makes the same representations and warranties as made by Firstlight in the Merger Agreement and agrees to make the same indemnifications to Convera, B2B and Technologies jointly and severally.  VSW Entities and their principal owners prior to the closing, Messrs. Colin Jeavons and Keith Young, also agree to jointly and severally indemnify Convera, B2B and Technologies and related persons for (a) any damages arising from disputes relating to Jamara Holdings Limited or Mr. Brett Campbell Bailey, a former minority shareholder of Firstlight, (b) in the event the disclosure of VSW with respect to such disputes has any material misstatement or omission, any damages arising from such disputes, and (c) damages arising from the representations or warranties of the VSW Entities with respect to the legality of the Firstlight restructuring. In addition, the VSW Entities represent that the VSW restructuring is in compliance with all applicable laws and obligations of the VSW Entities.

    (3)           The Amendment includes an additional provision that, in the event that any representation or warranty of any VSW Entity with respect to its capitalization is not true or accurate or that any third party claims any VSW common stock for reasons relating to disputes involving any owner of Firstlight or its affiliates prior to the Firstlight restructuring and such claims prevail, Convera will nevertheless own one-third of the total issued and outstanding VSW common stock, and VSW’s owners immediately prior to the closing will transfer their own shares of VSW common stock to such third party to maintain Convera’s one-third ownership interest of VSW.  The parties agreed that in no event should the percentage of Convera’s ownership in VSW or the number of total issued and outstanding VSW common stock be affected by such third party claims.

    (4)           The Amendment includes an additional provision that in the event the Securities and Exchange Commission (the “SEC”) issues comments to the Information Statement filed by Convera in connection with Convera’s plan of dissolution, amendment to certificate of incorporation and election of directors, the accrual of the $14,000 daily reduction of Convera’s $3 million funding to VSW as a result of a delayed closing should be suspended for so long as the SEC’s comments have not been resolved to the SEC’s satisfaction; however, if the SEC’s comments are not resolved solely because of the failure of any VSW Entity to provide required information with respect or such VSW Entity or its subsidiaries on a timely basis, the accrual of the daily reduction should resume.

    (5)           One of the closing conditions in the Merger Agreement, which requires Convera stockholders’ approval of the merger, was removed in the Amendment and replaced with the condition that Convera stockholders approve the plan of dissolution of Convera.  Since Convera’s plan of dissolution was approved by its stockholders, the merger does not require a separate approval of stockholders because Delaware law allows Convera’s board of directors to transfer substantially all of Convera’s assets and authorize the closing of the merger as a way of disposing its assets in accordance with the plan of dissolution and Delaware law.  The closing of the Merger is still subject to other customary closing conditions in the Merger Agreement.

    (6)           The Amendment includes an additional provision that the $3 million cash funding and $1 million line of credit to be provided by Convera to VSW are solely for the purposes of operation and business development of VSW and its subsidiaries.  In no event should such cash funding and line of credit be used (a) for any matters relating to the Firstlight restructuring or (b) for the repayment or settlement of any debt, claim or damages owed by VSW to any third party as a result or in connection with (i) the Firstlight restructuring or (ii) any matter relating to the events that have occurred prior to the closing of the merger.

    (7)           The Amendment adds a closing condition that VSW has delivered to Convera an opinion of UK counsel confirming the legality of VSW restructuring, provided that all material VSW restructuring documents (with certain exceptions described in the Amendment) are governed by UK law.

    (8)           The Amendment deletes the closing condition that favorable tax clearance confirming that no tax will be levied on Mr. Colin Jeavons or Mr. Keith Young, the principal owners of VSW, in connection with the Firstlight restructuring from Her Majesty’s Revenue and Customs Court has been obtained, as it is no longer applicable.

    (9)           Pursuant to the Amendment, Patrick Condo, CEO of Convera, and Keith Young will each be a co-chairman of boards of directors of the VSW Entities upon the closing of the merger, as opposed to Mr. Condo being the sole chairman of VSW as contemplated in the Merger Agreement.

   Other than certain changes incidental or relating to the above amendments, the parties did not make any other material changes to the Merger Agreement.  A copy of the Amendment is attached as Exhibit 2.1 to this report and incorporated herein by reference. The description of the terms and conditions of the Amendment in this report is merely a summary of the amended agreement and is modified and supplemented by such reference.  The description of the terms and conditions of the Merger Agreement in our current report on Form 8-K filed on June 4, 2009 and a copy of the Merger Agreement filed as Exhibit 2.1 thereto are incorporated herein by reference as well.

   Forward-Looking Statements

   Certain statements contained in this report constitutes forward-looking statements under U.S. federal securities laws. These forward-looking statements reflect Convera’s current plan and expectations concerning future events. Such forward-looking statements involve a number of risks and uncertainties, including factors listed from time to time in the documents Convera filed with the Securities and Exchange Commission, which could cause actual events or results to differ materially from those expected. This list is not exhaustive: Convera operates in a changing business environment and new risks arise from time to time. The forward-looking statements included in this report are made only as of the date of this report and are based on information available to Convera at such time. Convera does not have or undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances other than as required by applicable federal securities laws.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

2.1
Amended and Restated Agreement and Plan of Merger by and among Convera Corporation, B2BNetSearch, Inc., Convera Technologies, LLC, Vertical Search Works, Inc., VSW1, Inc., VSW2, Inc., and Firstlight Online Limited, dated September 22, 2009, incorporated by reference from Annex B to the Information Statement of Convera filed on September 25, 2009.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Convera Corporation

Date: September 28, 2009	By:	/s/ Matthew G. Jones
Matthew G. Jones
Chief Financial Officer, Secretary and Treasurer